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CUSIP NO.  055442 10 7                  13D         PAGE 13 OF 13 PAGES
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                                    EXHIBIT A
                               TO AMENDMENT NO. 6
                                  SCHEDULE 13D
                                  ------------

                       Agreement Relating to the Filing of
                   Joint Statements Pursuant to Rule 13d-1(f)

     Pursuant to Rule 13d-1(f)(1)(iii) of the General Rules and Regulations of the Securities and Exchanges Act of 1934, as amended, the undersigned agree that the Amendment No. 6 to the Original Schedule 13D statement to which this exhibit is attached is filed on their behalf in the capacities set out herein below.

Date:    March 18, 1998

                                     ROBERT P. GOLDBERG REVOCABLE TRUST #2


                                     By: /s/ Judith N. Goldberg
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                                        Judith N. Goldberg, Trustee


                                     By: /s/ C. Russel Hansen, Jr.
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                                         C. Russel Hansen, Jr., Trustee


                                     VARIATIONS TRUST


                                     By: /s/ Judith N. Goldberg
                                        -----------------------------------
                                         Judith N. Goldberg, Trustee


                                     By: /s/ C. Russel Hansen, Jr.
                                        -----------------------------------
                                         C. Russel Hansen, Jr., Trustee


                                         /s/ Judith N. Goldberg
                                        -----------------------------------
                                         Judith N. Goldberg, Individually


                                         /s/ C. Russel Hansen, Jr.
                                        -----------------------------------
                                         C. Russel Hansen, Jr., Individually